UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2022

Dermata Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40739	86-3218736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3525 Del Mar Heights Rd., #322

San Diego, CA 92130

(Address of principal executive offices, including zip code)

(858) 800-2543

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	DRMA	The Nasdaq Capital Market
Warrants, exercisable for one share of Common Stock	DRMAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD.

On December 5, 2022, Dermata Therapeutics, Inc. (the “Company”) issued a press release announcing the topline results from its Phase 2 trial of once-weekly topical application of DMT310 for the treatment of moderate-to-severe rosacea. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Results of Operations and Financial Condition.

On December 5, 2022, the Company announced topline results from its Phase 2 trial of once-weekly topical application of DMT310 for the treatment of moderate-to-severe rosacea.

The data was supportive of DMT310 as a treatment for inflammatory skin diseases, but rosacea study did not meet primary endpoints. DMT310 produced no serious adverse events related to treatment. The Company observed a 44% reduction in inflammatory lesion counts after just 4 treatments with DMT310, which is consistent with the 45% reduction in inflammatory lesion counts the Company saw in its DMT310 Phase 2b acne study. The Company believes that the above average dropout rate of 23% for patients treated with DMT310 seen in the Phase 2 rosacea study, versus 13% seen in the Phase 2b acne study, may explain the reduced treatment effect of DMT310 at Week 12. Some patients did achieve a meaningful change in their rosacea with 36% of DMT310 patients meeting the criteria for a responder on the Investigators Global Assessment scale at Week 12. However, DMT310 was not able to statistically separate from placebo with 23% of placebo patients meeting the criteria as a responder at Week 12. A treatment responder is defined as an IGA grade of ‘clear’ or ‘almost clear’ and at least a 2-grade improvement from baseline.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1

Press Release, dated December 5, 2022, issued by Dermata Therapeutics, Inc. entitled “Dermata Announces Topline Results from DMT310 Phase 2 Clinical Trial for the Treatment of Moderate-to-Severe Rosacea.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMATA THERAPEUTICS, INC.

Dated: December 5, 2022	By:	/s/ Gerald T. Proehl
Gerald T. Proehl
Chief Executive Officer

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